UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 26, 2008
SOURCEFIRE, INC.
(Exact name of registrant as specified in its charter)
Delaware
(State or other jurisdiction of incorporation)

1-33350 (Commission File No.)	52-2289365 (IRS Employer Identification No.)

9770 Patuxent Woods Drive
Columbia, Maryland 21046
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: 410-290-1616
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 7.01. Regulation FD Disclosure.
Item 8.01. Other Information.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
Item 5.02.      Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
(c)    Appointment of Nicholas G. Margarites as Chief Accounting Officer
     On February 26, 2008, the Board of Directors of Sourcefire, Inc. (the “Company”) appointed Nicholas G. Margarites as the Company’s Chief Accounting Officer. There is no arrangement or understanding between Mr. Margarites and any other person pursuant to which he was selected as an executive officer, and there is no family relationship between Mr. Margarites and any of our directors or executive officers. Additional information about Mr. Margarites is set forth below:
     Nicholas G. Margarites. Mr. Margarites, age 42, joined us in May 2003 as Controller and has served as our Vice President of Finance and Administration since May 2005 and as our Chief Accounting Officer since February 2008. Prior to joining Sourcefire, from July 1999 to May 2003, he was Controller of Paratek Microwave, Inc., a wireless technology company. From October 1997 to July 1999, Mr. Margarites served as Chief Financial Officer of NCF, Inc., a commercial flooring company. Mr. Margarites began his career in public accounting and is a Certified Public Accountant. He holds a B.S. degree in Accounting from the University of Maryland.
     In connection with Mr. Margarites’s appointment as the Company’s Chief Accounting Officer, his compensation for 2008 was approved by the Company’s compensation committee. The description of Mr. Margarites’s compensation arrangement set forth in Item 5.02(e) below is incorporated herein by reference.
(d)    Appointment of John C. Burris and John C. Becker as Directors of the Company
     Effective as of March 3, 2008, the Board of Directors of the Company has appointed Messrs. John C. Burris and John C. Becker as directors of the Company. Mr. Burris will serve as a Class B director whose term will expire at the 2008 Annual Meeting of Stockholders, and Mr. Becker will serve as a Class A director whose term will expire at the 2010 Annual Meeting of Stockholders. There is no arrangement or understanding between either Mr. Burris or Mr. Becker and any other person pursuant to which either of them was selected as a director, and there is no family relationship between either Mr. Burris or Mr. Becker and any of our other directors or executive officers. Mr. Burris is expected to be named as a member of the Compensation Committee of the Company’s Board of Directors. Mr. Becker is expected to be named as a member of the Audit Committee of the Company’s Board of Directors.
     Additional information regarding Messrs. Burris and Becker is set forth below:
     John C. Burris. Mr. Burris, age 53, has served as Senior Vice President, Worldwide Sales and Services of Citrix Systems, Inc., a publicly traded information technology company specializing in application delivery infrastructure, since January 2001. From July 1999 to January 2001, Mr. Burris served as Senior Vice President, Services of Citrix Systems. Prior to joining Citrix Systems, Mr. Burris was employed by Lucent Technologies, a publicly traded communications networks company, from 1994 to 1999 as Vice President and General Manager of the Gulf States region. Prior to 1994, Mr. Burris was employed in various customer service capacities for AT&T Corp., including a term as managing director for AT&T’s Asia/Pacific region.
     John C. Becker. Mr. Becker, age 50, served as Chief Executive Officer of Cybertrust, Inc., an information security services company, from November 2002 until its acquisition by Verizon Business, a business unit of Verizon Communications, in July 2007. Prior to joining Cybertrust’s predecessor, from 2000 to 2002, Mr. Becker was a consultant to venture capital and technology firms. Beginning in 1989, he held a series of executive positions with AXENT Technologies, Inc., a publicly traded information security software and services company, including Executive Vice President, Chief Financial Officer and Treasurer. In 1996, Mr. Becker became President and Chief Operating Officer and a director of AXENT and was instrumental in leading AXENT to an initial public offering in 1996. In 1997, Mr. Becker was appointed as Chief Executive Officer of AXENT and became chairman of its board of directors in 1999, holding such positions until the sale of AXENT to Symantec Corporation in 2000. Prior to AXENT, he held various positions involving financial matters at Marriott Corporation and MCI Communications, Inc. Mr. Becker holds a Bachelor of Science degree in Business Administration from the University of Richmond.
     Each of Mr. Burris and Mr. Becker will be compensated in accordance with the Company’s director compensation policy in effect from time to time. Mr. Burris and Mr. Becker will each receive a cash retainer of $3,750 for their service as directors from the date of their appointment through the date of the Company’s 2008 annual meeting of stockholders, representing a pro rata portion of the Company’s current annual cash fee for non-employee directors.
     In addition, Mr. Burris and Mr. Becker will each receive an initial grant of restricted stock under the Company’s 2007 Stock Incentive Plan, with the number of shares being equal to $160,000 divided by the closing price of the Company’s common stock on March 3, 2008, the date of grant. The restricted stock award will be subject to the execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share. Following the date of the Company’s 2008 annual meeting of stockholders, Mr. Burris and Mr. Becker will qualify for director compensation as will be in effect at that time, and such information regarding the Company’s director compensation policy set forth in Item 8.01 below is incorporated herein by reference.
(e)    2008 Executive Officer Compensation
     On February 26, 2008, the Board of Directors of the Company approved compensation arrangements for the executive officers of the Company for the year ending December 31, 2008. Compensation for the Company’s executive officers consists of three elements: (i) base salaries; (ii) cash bonus awards under a Management Incentive Compensation Plan; and (iii) long-term equity incentives in the form of restricted stock and stock options.
Base Salaries
     Effective as of March 1, 2008, base salaries of the Company’s executive officers were increased as follows:

Base Salary Effective
Name	March 1, 2008
E. Wayne Jackson III, Chief Executive Officer	$310,000
Thomas M. McDonough, President and Chief Operating Officer	$260,000
Todd P. Headley, Chief Financial Officer and Treasurer	$240,000
Michele M. Perry-Boucher, Chief Marketing Officer	$220,000
Martin F. Roesch, Chief Technology Officer	$220,000
Nicholas G. Margarites, Chief Accounting Officer	$165,000
Douglas W. McNitt, General Counsel and Secretary	$215,000

Management Incentive Compensation Plan
     On February 26, 2008 the Board of Directors of the Company adopted an incentive compensation plan for the Company’s executive officers for the year ending December 31, 2008 (the “Incentive Compensation Plan”). The Incentive Compensation Plan is designed to reward the Company’s executive officers for achieving certain business objectives. Pursuant to the Incentive Compensation Plan, the Board of Directors has set the target annual cash bonus awards for 2008 as follows:

	Formula-Based	Discretionary	Total Annual
Name	Annual Target Bonus	Annual Target Bonus	Target Bonus
E. Wayne Jackson III	$200,000	—	$200,000
Thomas M. McDonough	$90,000	$30,000	$120,000
Todd P. Headley	$86,250	$28,750	$115,000
Michele M. Perry-Boucher	$60,000	$20,000	$80,000
Martin F. Roesch	$45,000	$15,000	$60,000
Nicholas G. Margarites	$45,000	$15,000	$60,000
Douglas W. McNitt	$71,250	$23,750	$95,000
     For Mr. Jackson, 100% of his target bonus is based upon the Company’s revenue milestones described below. For each executive officer other than Mr. Jackson, 75% of the target bonus is based upon the Company’s revenues, with the remaining 25% of the annual bonus target determined in the sole discretion of the Compensation Committee of the Board of Directors, in consideration of the individual’s job performance. Additionally, the Compensation Committee will retain the discretion to make additional discretionary bonuses, if it considers them to be appropriate.
     The formula-based target annual bonus set forth in the table above (the “Formula-Based Target Bonus”) will be paid semi-annually based upon revenue milestones as follows (with intermediate percentages of achievement interpolated linearly):
•	In the event that the Company achieves revenues of at least 90% of the revenues contemplated by the Company’s operating plan, each officer will receive a cash bonus equal to 25% of the Formula-Based Target Bonus;

•	In the event that the Company achieves revenues of at least 100% of the revenues contemplated by the Company’s operating plan, each officer will receive a cash bonus equal to 100% of the Formula-Based Target Bonus; and

•	In the event that the Company achieves revenues of at least 120% of the revenues contemplated by the Company’s operating plan, each officer will receive a cash bonus equal to 150% of the Formula-Based Target Bonus.

Equity Compensation
     On February 26, 2008, the Board of Directors of the Company also approved a target dollar value of annual equity grant for each executive officer, as set forth in the table below. Of the annual target dollar value, for each executive officer, 30% is to be awarded in the form of a non-qualified stock option, 23.33% is to be awarded in the form of restricted stock with time-based vesting and 46.67% is to be awarded in the form of restricted stock with performance-based vesting.
•	Non-qualified stock options. For each executive officer, the officer has been granted a non-qualified stock option for a number of shares equal to 30% of the total target equity grant dollar value, based on the Black-Scholes value of the option on the date of grant. Each stock option awarded has a term of 10 years from the date of grant. The exercise price of each option awarded was $6.47 per share, which is equal to the closing price of the Company’s common stock on February 26, 2008, the date of grant. Each stock option vests over a period of four years, with 25% of the shares underlying the option vesting on the first anniversary of the date of grant and the remainder vesting in 36 equal monthly installments thereafter.

•	Time-based restricted stock awards. For each executive officer, the officer has been awarded a number of shares of restricted stock equal to 23.33% of the total target equity grant dollar value divided by $6.47 per share, the closing price of the Company’s common stock on February 26, 2008. Each grant has been approved by the Board subject to the officer’s execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share. The shares underlying each restricted stock award will vest in three equal annual installments beginning on February 26, 2009, subject to the officer’s continuous service with the Company as of the vesting date.

•	Performance-based restricted stock awards. For each executive officer, the officer has been awarded a number of shares of restricted stock equal to 46.67% of the total target equity grant dollar value divided by $6.47 per share, the closing price of the Company’s common stock on February 26, 2008. Each grant has been approved by the Board subject to the officer’s execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share. The shares underlying each restricted stock award are eligible for vesting in four equal annual installments beginning on February 26, 2009. Subject to the officer’s continuous service with the Company as of such date, the number of shares eligible for vesting on each vesting date will vest upon the Company’s meeting or exceeding 98% of the annual financial objectives set by the Compensation Committee for such year. In the event the financial objectives for a particular year are not achieved, the shares that otherwise would have vested at the end of such year shall vest on February 26, 2013, the fifth anniversary of the vesting commencement date, subject to the officer’s continuous service with the Company as of such date.

     The equity compensation awarded to the Company’s executive officers on February 26, 2008 consists of the following:

				Shares Subject
	Total Equity	Shares Underlying	Shares Subject to	to Restricted
	Grant	Non-Qualified	Restricted Stock	Stock Award
Name	Dollar Value	Stock Option	Award (Time-Based)	(Performance-Based)
E. Wayne Jackson III	$480,000	35,553	17,310	34,621
Thomas M. McDonough	$230,000	17,036	8,294	16,589
Todd P. Headley	$220,000	16,295	7,934	15,868
Michele M. Perry-Boucher	$170,000	12,591	6,130	12,261
Martin F. Roesch	$100,000	7,407	3,606	7,212
Nicholas G. Margarites	$70,000	5,184	2,524	5,048
Douglas W. McNitt	$200,000	14,814	7,212	14,425
     The foregoing description of the Incentive Compensation Plan is not complete and is qualified in its entirety by reference to the Incentive Compensation Plan, which will be filed as an exhibit to the Company’s Quarterly Report on Form 10-Q for the quarter ending March 31, 2008.
Item 7.01.      Regulation FD Disclosure.
     On March 3, 2008, the Company issued a press release announcing the appointment of Mr. Burris and Mr. Becker to the Board of Directors of the Company. A copy of this press release is furnished herewith as Exhibit 99.1 to this Current Report.
Item 8.01.      Other Information.
Director Compensation Policy
     On February 26, 2008, the Board of Directors of the Company approved a new director compensation policy to become effective on the date of the Company’s 2008 Annual Meeting of Stockholders. Under the policy, non-employee directors of the Company will receive cash compensation and restricted stock grants.
Cash Compensation
     Under the new director compensation policy, the non-employee directors will receive cash compensation as follows:
•	an annual member cash retainer of $15,000 for each director;

•	a supplemental annual cash retainer of $7,500 for the Non-Executive Chairman of the Board;

•	a supplemental annual cash retainer for the chairman of each Board committee in the amount of $10,000 for the Audit Committee chairman, $5,000 for the Compensation Committee chairman and $4,000 for the Nominating and Corporate Governance Committee chairman;

•	cash fees per Board meeting attended equal to $1,500 per Board meeting attended in person and $750 per Board meeting attended via teleconference; and

•	cash fees per committee meeting attended by a committee member equal to $1,000 for each committee meeting attended in person and $500 per Committee meeting attended via teleconference, with no additional fees for service on a committee of the Board other than the supplemental chairman retainers set forth above.
Equity Compensation
     Under the new director compensation policy, the non-employee directors will receive equity grants as follows:
•	Upon joining the Board of Directors, each non-employee director will receive an initial grant of restricted stock under the Company’s 2007 Stock Incentive Plan equal to $160,000 divided by the closing price of the Company’s common stock on the date of grant, subject to the execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share (an “Initial Grant”);

•	On the date of each annual meeting of stockholders, beginning in 2008, each non-employee director will receive a grant of restricted stock under the Company’s 2007 Stock Incentive Plan equal to $80,000 divided by the closing price of the Company’s common stock on the date of grant, subject to the execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share (an “Annual Grant”); and

•	The Non-Executive Chairman of the Board will receive an additional annual grant of restricted stock under the Company’s 2007 Stock Incentive Plan equal to $15,000 divided by the closing price of the Company’s common stock on the date of grant, subject to the execution of a restricted stock award agreement and the payment of a purchase price equal to $0.001 per share (an “Annual Chairman Grant”).
     Each award of restricted stock made in connection with an Initial Grant will vest in three equal annual installments beginning on the first anniversary of the date of grant, subject to the director’s continuous service with the Company as of the vesting date. Each award of restricted stock made in connection with an Annual Grant or an Annual Chairman Grant will vest in full on the first anniversary of the date of grant, subject to the director’s continuous service with the Company as of the vesting date.
     The foregoing description of the terms of the restricted stock grants is a summary and is qualified by reference to the Company’s 2007 Stock Incentive Plan and the form of Notice of Restricted Stock Purchase Award for Non-Employee Directors under the 2007 Stock Incentive Plan, which are filed as exhibits to the Company’s Registration Statement on Form S-1, filed with the SEC on March 1, 2007.
Item 9.01.      Financial Statements and Exhibits.
(d) Exhibits

Exhibit
Number	Exhibit Description
99.1	Press Release, dated March 3, 2008, “Sourcefire Names Two New Board Members; Company Expands Board of Directors with Proven Business and Sales Leaders.”

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 3, 2008	Sourcefire, Inc.
	By:	/s/ Douglas W. McNitt
Douglas W. McNitt
Secretary and General Counsel

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
99.1	Press Release, dated March 3, 2008, “Sourcefire Names Two New Board Members; Company Expands Board of Directors with Proven Business and Sales Leaders.”